THE SOMERSET GROUP, INC.
                   FORM 10-K ANNUAL REPORT
                Year Ended December 31, 1996



      Part IV - Item 14(b) - Reports on Form 8-K


      The Registrant filed one Form 8-K during 1996. The report was filed on June 27, 1996, pursuant to Section 13 or 15(d) of the Securities Act of 1934, Item 5.; Other Events. The Form 8-K reported the purchase of 100% of the outstanding common stock of One Investment Corporation from First Indiana Bank.

      The Form 8-K is incorporated into this Form 10K by reference to file number 0-14227 for such Form 8-K filing with the commission.






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                                               Exhibit 3


                THE SOMERSET GROUP, INC.
                 FORM 10-K ANNUAL REPORT
              Year Ended December 31, 1996


      Amended Articles of Incorporation and Amended and Restated Bylaws thereto

      The amended Articles of Incorporation are incorporated by reference to Exhibit 3 of Form 10-K annual report of the Registrant filed for year ended December 31, 1993, under commission file number 0-14227. No changes occurred in the years ended December 31, 1996, 1995 nor 1994.

      The amended and restated Bylaws are incorporated by reference to
      Exhibit 3 of Form 10-K annual report of the Registrant for year ended December 31, 1995, under commission file number 0-14227. No changes occurred in the year ended December 31, 1996.






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                                                  Exhibit 22


                THE SOMERSET GROUP, INC.
                 FORM 10-K ANNUAL REPORT
              Year Ended December 31, 1996


      Subsidiaries of the Registrant

      The following corporations are subsidiaries of the Registrant:

                  Percent
               Ownership                Name

                    100%           Concrete Carriers, Inc.
                              135 N. Pennsylvania St., Suite 2800
                              Indianapolis, Indiana 46204

                    100%      Precast Concrete Systems, Inc.
                              135 N. Pennsylvania St., Suite 2800
                              Indianapolis, Indiana 46204

                   21.8%      First Indiana Corporation
                              135 N. Pennsylvania St., Suite 2800
                              Indianapolis, Indiana 46204






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                                                  Exhibit 23


                THE SOMERSET GROUP, INC.
                 FORM 10-K ANNUAL REPORT
              Year Ended December 31, 1996


      Definitive Proxy Statement for Annual Meeting of Shareholders to be held April 23, 1997

      The Registrant's Notice of Annual Meeting, Proxy Statement and Form of Proxy are in corporated into this Form 10-K by reference to file number 0-14227 for such information previously filed with the commission.






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                                                  Exhibit 99

                THE SOMERSET GROUP, INC.
                 FORM 10-K ANNUAL REPORT
              Year Ended December 31, 1996


      First Indiana Corporation Form 10-K annual report for the year ended December 31, 1996

      First Indiana Corporation's Form 10-K annual report for the year ended December 31, 1996, is incorporated herein by reference to the First Indiana Corporation's Form 10-K annual report filed separately with the commission under file number
      0-14354.




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      KPMG Peat Marwick, LLP

      2400 First Indiana Plaza
      135 North Pennsylvania Street
      Indianapolis, IN 46204-2452








      The Board of Directors and Shareholders
      The Somerset Group, Inc.:

      We consent to incorporation by reference in the registration statement on Form S-8 of The Somerset Group, Inc. of our report dated January 31, 1997, except note 16, which is as of February 19, 1997, relating to the consolidated balance sheets of The Somerset Group, Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the December 31, 1996 annual report on Form 10-K of The Somerset Group, Inc.



      s/KPMG Peat Marwick, LLP

      March 24, 1997
      Indianapolis, Indiana





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